UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2006

GOLDEN GRAIN ENERGY, LLC

(Exact Name of Registrant as Specified in Charter)

Iowa	000-51177	02-057361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1822 43rd St. SW Mason City, IA		50401
(Address of principal executive offices)		(Zip Code)

(641) 423-8525

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On April 24, 2006, the Registrant released a press release that discussed the commencement of construction on the plant expansion and other related information. The press release is attached hereto as Exhibit 99.1 Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(a)                                  None.

(b)                                 None.

(c)                                  None.

(d)                                 Exhibits.

Exhibit No.	Description

99.1	Press Release Dated April 24, 2006 titled “Construction begins to expand Golden Grain Energy plant.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLDEN GRAIN ENERGY, LLC

4/26/2006	/s/ Christine Marchand
Date	Christine Marchand, Chief Financial Officer